UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2024

American Oncology Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14543 Global Parkway, Suite 110 Fort Myers, FL	33913
(Address of principal executive offices)	(Zip Code)
(833) 886-1725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001, per share	AONC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	AONCW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 29, 2024, David H. Gould (the “Resigning Officer”), principal financial officer and principal accounting officer of American Oncology Network, Inc. (the “Company”) notified the Company of his intention to resign as principal financial officer and principal accounting officer of the Company, effective May 17, 2024. The Resigning Officer’s resignation is not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

(c) The Company has appointed David Afshar as interim principal financial officer and principal accounting officer of the Company.

David Afshar has previously served from February 2018 to June 2023 as chief financial officer of Aveanna, a leading, diversified home care company. Prior to that, Mr. Afshar served from 2010 to 2018 as chief financial officer of ApolloMD, a large multispecialty physician practice. Mr. Afshar has also served as an inspections leader with the Public Company Accounting Oversight Board, where he led inspections of “Big Four” audit firms. In addition, Mr. Afshar has served as chief accounting officer and interim chief financial officer with Regency Hospital Company, a long-term acute care provider. Mr. Afshar received his Bachelor of Sciences degree in accounting from the University of Maryland and started his career with Ernst & Young, where he spent the majority of his time in the Health Sciences practice and served as a senior manager. Mr. Afshar is 52 years old.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2024

AMERICAN ONCOLOGY NETWORK, INC.

	By:	/s/ Todd Schonherz
	Name:	Todd Schonherz
	Title:	Chief Executive Officer